UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah	84060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On May 14, 2004, Nutraceutical International Corporation (the “Company”) issued a press release announcing that the Company had completed the previously reported acquisition of the Natural Balance® brand of nutritional supplements by purchasing substantially all of the operating assets of Natural Balance, Inc.  A copy of the Purchase Agreement is furnished as Exhibit 2.1 hereto, which is incorporated herein by reference. The press release is furnished as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)           Exhibits.

2.1           Purchase Agreement.

(1)	The Company agrees to furnish supplementary to the Commission a copy of any omitted schedule or exhibit to such agreement upon request of the Commission.

99.1         Press release issued by Nutraceutical dated May 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

Date: May 14, 2004	By:	/s/ LESLIE M. BROWN, JR.
Leslie M. Brown, Jr.
Senior Vice President, Finance, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase Agreement

99.1	Press release issued by Nutraceutical dated May 14, 2004.